Exhibit 99.1

JERASH HOLDINGS (US), INC. Premium Global Garment Manufacturing July 201 9

0 2 FORWARD - LOOKING STATEMENTS This document contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , including statements relating to earnings expectations . The terms and phrases “commitment”, “guidance”, “expects”, “would”, “will”, “continuing”, ”drive”, “’’believes”, “indicate”, “look forward’, “grow’”, “outlook”, “forecasts”, and similar terms and phrases are intended to identify these forward - looking statements . Forward - looking statements are based on estimates and assumptions made by Jerash Holdings in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that Jerash believes are appropriate in the circumstances, including but not limited to general economic conditions, expectations regarding business performance, strategy and prospects, and confidence in the cash flow generation or profitability . Many factors could cause Jerash’s actual results, performance or achievements to differ materially from those expressed or implied by the forward - looking statements, including, without limitation : risks related to competition ; reliance on key personnel ; ability to maintain and enhance its brand ; and difficulties in forecasting financial results, particularly over longer periods, competition and product life cycles . These risk factors and others relating to Jerash that may cause actual results to differ are set forth in periodic filings with the U . S . Securities and Exchange Commission, copies of which may be obtained at www . sec . gov . These factors should be considered carefully, and readers should not place undue reliance on forward - looking statements . Jerash has no intention and undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This document contains disclosure regarding adjusted EBITDA and adjusted EBITDA per share, which are determined by methods other than in accordance with U . S . generally accepted accounting principles (“GAAP”) . These non - GAAP measures provide supplemental information that may help investors to analyze our net income without regard to the effects of non - recurring items . Non - GAAP financial measures have inherent limitations and are not uniformly applied by issuers . Therefore, these non - GAAP financial measures should not be considered in isolation, or as a substitute for comparable measures prepared in accordance with GAAP . The comparable GAAP financial measures and reconciliation to the comparable GAAP financial measures can be found on page 14 of this presentation .

WHY JERASH 0 3 ▪ Global manufacturer and exporter of sport and outerwear garments at facilities located in US & EU tariff - free zones ▪ Proven profitability and cash flows ▪ G rowing revenue from 19 top global brand customers ▪ Diversifying customer base and increasing warm weather seasonal line utilization ▪ Adding capacity and capabilities for further growth: ▪ Line expansion and new capabilities at existing factories ▪ Acquire/build additional facilities in Jordan and globally

▪ FY2019 revenue $85M ▪ $5.1M net income, $0.45 EPS ▪ $11.3M Adj EBITDA, $1.01 per share 1 ▪ $0.20 per share annual dividend ▪ Multiple new customers ▪ 1.5M+ piece capacity expansion A PROFITABLE, GROWING BUSINESS ▪ Living wage for multinational workforce ▪ Highly credentialed workplace ▪ Recognized by UN, EU for hiring Syrian refugees ▪ Strong government and humanitarian relationships A SOCIALLY RESPONSIBLE PARTNER DOING WELL 1. Adjusted EBITDA is not a United States generally accepted accounting principles (“GAAP”) measure. A reconciliation of GAAP to non - GAAP measures is provided in the tables accompanying this presentation. 04 DOING GOOD

0 5 ▪ Stable US ally, central to middle eastern peace ▪ Favorable trade agreements with US and EU ▪ Low - cost, high - quality manufacturing focused national economy ▪ Global crossroads for highly skilled, affordable imported workforce ▪ Recognized by world - renowned brands and retailers WHY JORDAN

PLUS A LARGE AND UNTAPPED ADDRESSABLE MARKET FOR U . S AND GLOBAL GROWTH Growing demand from global customer base 0 6 JERASH HAS LONG - STANDING RELATIONSHIPS WITH TOP GLOBAL BRANDS

16% CREW NECKS 25% POLO 7% PANTS & SHORTS 52% JACKET 0 7 Product sales by type for fiscal year ended 2019 (% of total pieces) DIVERSIFYING PRODUCT OFFERINGS

08 US QIZ AND EU FTA ADVANTAGES ▪ Established in 2000 under Bill Clinton ▪ Provides for free movement of industrial goods between Jordan and the USA ▪ Saved $18 million in tariffs for The North Face brand in last fiscal year UNITED STATES QUALIF YING INDUSTRIAL ZONE 1 ▪ Established in 2002, updated 2018 ▪ Provides for free movement of industrial goods between Jordan and the EU ▪ Strategic opportunity to grow non - US sales EUROPEAN UNION FREE TRADE AREA 2 1. For additional information : http://web.ita.doc.gov/tacgi/fta.nsf/7a9d3143265673ee85257a0700667a6f/196ed79f4f79ac0085257a070066961d 2. For additional information: http://ec.europa.eu/trade/policy/countries - and - regions/countries/jordan/

No Tariff Engineering Required ▪ Add a super - thin sheath of fabric to a boot sole to cut a 37.5% tariff on rubber soles to 12.5%. ▪ Add water resistance to a jacket to cut a 27.7% tariff to 7.1%. ▪ Fill a jacket at least 10 percent by weight with down, to get a tariff down to 4.4%. ▪ Produce in countries with lower quality, higher return rates, to cut costs. ▪ Pass through tariff costs to customers as higher prices. Other Global Producers ▪ Produce with Jerash in Jordan, pay 0% tariff. ▪ Proven high quality manufacturing, near zero defect rate. ▪ Reflect tariff savings as added profit or lower prices. Jerash Customers Design/Manufacturing Location Pricing 09

10 DEMAND DRIVES CAPACITY EXPANSION 3,600 Valued employees 4 Factory Facilities 25% Local Jordanian workers 75% Import labor from Bangladesh, Sri Lanka, India, Myanmar and Nepal Tariff concerns, labor costs, trade tensions increasing demand from current customers Expected to achieve 8M+ pieces annual capacity by year end 2019 Evaluating acquisition of additional facilities and capabilities

JERASH 4 1.5M+ ANNUAL CAPACITY 11 ▪ Acquired existing factory operation adjacent to current factories ▪ Projected base capacity of 1.5 - 1.8 million pieces per year; up to 3M at full ramp ▪ ~$1 million USD up - front cost ▪ Commenced production April 2019 with ~500 workers ▪ 800,000 pieces in new customer orders to launch production ▪ Scaling capacity throughout calendar 2019

Revenue (in thousands) Gross Profit Net Income Adj EBITDA (Non GAAP) FY 2015A* FY 2016A* FY 2017A* FY 2018A FY 2019A FY 2020E (Projected) 12 PROVEN FINANCIAL RESULTS 1 . Outlook provided June 28, 2019 and not being updated or revised at this time. 2. Adjusted EBITDA is not a United States generally accepted accounting principles (“GAAP”) measure. A reconciliation of GAAP to non - GAAP measures is provided in the tables accompanying this presentation. *Revenue prior to the fiscal year ended March 31, 2018 is that of Global Trend International Limited, with which Jerash merge d o n May 11, 2017. 2

13 DIVERSIFYING PRODUCT OFFERINGS Seasonality of Products (% of total revenue) 1H 2H 61% 39% 2019 61% 39% 2017 $ 62,041 $ 69,296 71% 29% 2018 $ 85,000 1H 2H

REFERENCE FINANCIAL RESULTS FY 2018 $000's 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Annual 6/30 9/30 12/31 3/31 Revenue $21,350 $27,549 $11,544 $8,853 $69,296 Gross Profit 22.7% 26.2% 32.5% 24.1% 25.9% Net Income (Loss) $3,429 $5,752 $2,207 $(985) $10,403 Adjusted Add back income taxes - - - 1,400 1,400 Add back interest expense - - 4 23 27 Add back depreciation and amortization 288 300 311 318 1,217 Add back stock based compensation 117 - - - 117 Adjusted EBITDA $3,834 $6,052 $2,522 $756 $13,164 FY 2019 Revenue $18,363 $33,464 $18,677 $14,479 $84,984 Gross Profit 25.4% 24.9% 17.1% 17.7% 22.1% Net Income (Loss) $(885) $4,587 $1,625 $(215) $5,112 Adjusted Add back income taxes 366 1,463 (578) 10 1,261 Add back interest expense 43 43 43 1 91 Add back depreciation and amortization 319 335 306 296 1,256 Add back stock based compensation 3,206 194 0 194 3,594 Adjusted EBITDA $3,049 $6,622 $1,396 $286 $11,314 14

(in thousands) Mar 31, 2019 March 31, 2018 Cash and Restricted Cash $27,834 $12,196 Accounts Receivable 4,020 5,297 Inventories 21,074 20,293 Property, Plant & Equipment 2,356 2,820 Total Assets $59,251 $43,268 Credit Facilities $649 $980 Accounts Payable 3,378 4,777 Income Tax Payable 1,164 879 Total Liabilities $7,586 $9,211 Shareholders’ Equity $49,953 $33,747 Liabilities and Shareholders’ Equity $59,251 $43,268 15 STRONG BALANCE SHEET 1. For additional information… 2. For additional information: http://ec.europa.eu/trade/policy/countries - and - regions/countries/jordan/ Jerash has $27.8 million in cash and restricted cash with a strong balance sheet to fuel strategic growth.

Nasdaq: JRSH 16 Record FY2019 Results ▪ Record $85.0 million revenue, +23% year - over - year ▪ GAAP net income $5.1 million, $0.45 per share ▪ Adjusted EBITDA of $11.3 million, $1.01 per share ▪ Expected $0.20 per share annual dividend ▪ Expanding capacity to drive growth in FY2020 ▪ FY2020 revenue guidance $100+ million CONTACTS karl . brenza @jerashholdings.com KARL BRENZA mkreps@darrowir.com MATT KREPS Head of US Operations Darrow Associates Investor Relations